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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) DECEMBER 29, 2006

                                    AT&T INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        1-8610                  43-1301883
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)
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
   175 E. HOUSTON, SAN ANTONIO, TEXAS                                    78205
(Address of principal executive offices)                              (Zip Code)
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Registrant's telephone number, including area code (210) 821-4105

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On December 29, 2006, the merger of ABC Consolidation Corp. ("Merger Sub"), a wholly owned subsidiary of AT&T Inc. ("AT&T"), with and into BellSouth Corporation ("BellSouth") (the "Merger") was consummated in accordance with the Agreement and Plan of Merger, dated as of March 4, 2006, among BellSouth, AT&T and Merger Sub (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, each outstanding share of BellSouth common stock, par value $1.00 per share ("BellSouth Common Shares"), was converted into and became exchangeable for 1.325 shares of AT&T common stock, par value $1.00 per share ("AT&T Common Stock"), and cash in lieu of any fractional shares. AT&T issued approximately
2.4 billion shares of AT&T Common Stock to former holders of BellSouth Common Shares, giving them an approximate 38% stake in AT&T. Based on the closing price of $35.75 per share of AT&T Common Stock on the New York Stock Exchange on December 29, 2006, the last trading day before the closing of the Merger, the aggregate value of the consideration paid to former holders of BellSouth Common Shares in connection with the Merger was approximately $85.8 billion. Upon the closing of the Merger, BellSouth became a wholly owned subsidiary of AT&T and the BellSouth Common Shares, which traded under the symbol "BLS", have ceased trading on, and are being delisted from, the New York Stock Exchange.

     The closing of the Merger followed the approval of the Federal Communications Commission ("FCC") of the transfer of control to AT&T of licenses and authorizations held directly and indirectly by BellSouth. In connection with the FCC's approval, AT&T agreed to certain merger commitments in a letter filed with the FCC on December 28, 2006, which is incorporated by the reference herein and attached hereto as Exhibit 99.1.

     Prior to the Merger, AT&T owned a 60% interest in Cingular Wireless LLC ("Cingular Wireless") and shared control with BellSouth, which owned a 40% interest in Cingular Wireless. AT&T became the sole owner of Cingular Wireless as a result of the Merger, which also put sole control of Cingular Wireless in AT&T.

     The foregoing description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On December 29, 2006, AT&T agreed to become a co-obligor on the $750 million principal amount 7.500% Senior Notes due May 1, 2007 and on the $2 billion principal amount 8.125% Senior Notes due May 1, 2012 originally issued by AT&T Wireless Services, Inc. and on which Cingular Wireless is also a co-obligor (the "Cingular Co-obligation").

     On December 29, 2006, AT&T also agreed to unconditionally and irrevocably guarantee the payment of interest and principal for the $1.2 billion principal amount of floating rate notes of BellSouth due August 15, 2008 (the "BellSouth Guarantee"). AT&T has no current plans to materially change the corporate structures of BellSouth and Cingular.

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     The foregoing description of the Cingular Co-obligation contained in this
Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the Cingular Co-obligation and the underlying indenture, which are incorporated by reference as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

     The foregoing description of the BellSouth Guarantee contained in this Item
2.03 does not purport to be complete and is qualified in its entirety by reference to the BellSouth Guarantee, which is incorporated by reference as
Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On December 29, 2006, the Board of Directors of AT&T increased the size of the board from 17 to 20 members and appointed Reuben V. Anderson, James H. Blanchard and James P. Kelly, each of whom previously served as a Director of BellSouth, as Directors of AT&T, effective as of December 29, 2006. The Board took this action pursuant to the terms of the Merger Agreement, which requires AT&T to appoint three members of the Board of Directors of BellSouth selected by mutual agreement of AT&T and BellSouth, to the Board of Directors of AT&T.

     As of the time of the filing of this Report, Messrs. Anderson, Blanchard and Kelly had not been appointed to any committees of the Board of Directors of AT&T and AT&T had not determined to which committees, if any, Messrs. Anderson, Blanchard and Kelly may be appointed. AT&T will provide this information by filing an amendment to this Report within four business days after the information is determined or becomes available.

     In addition, as of the time of the filing of this Report, AT&T had not yet determined whether any of Messrs. Anderson, Blanchard and Kelly, or any member of their respective immediate families, has or will have any material interest in any transaction with the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K. AT&T has begun procedures to determine this information, which AT&T will provide by filing an amendment to this Report within four business days after any information requiring disclosure under this Item is determined or becomes available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

     The audited consolidated balance sheets of BellSouth Corporation as of December 31, 2005 and December 31, 2004 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders' equity and comprehensive income of BellSouth Corporation for each of the three years in the period ended December 31, 2005, and the notes related thereto, are incorporated by reference to reference to AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006 and attached as Exhibit 99.2 hereto.

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     The Report of Independent Registered Public Accounting Firm, issued by
PricewaterhouseCoopers LLP (Atlanta, Georgia), dated February 27, 2006, relating to the BellSouth financial statements, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, is hereby incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006 and attached as Exhibit 99.3 hereto.

     The Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, dated February 24, 2006, with respect to the consolidated financial statements of Cingular Wireless LLC, is hereby incorporated by reference to
Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006 and attached as Exhibit 99.4 hereto.

     The unaudited consolidated balance sheets of BellSouth Corporation as of September 30, 2006 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders' equity and comprehensive income of BellSouth Corporation for the period ended September 30, 2006, and the notes related thereto, are incorporated by reference to AT&T Inc.'s Current Report on Form 8-K filed November 17, 2006 and attached as
Exhibit 99.5 hereto.

(b) Pro Forma Financial Information.

     AT&T intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Report is required to be filed.

(d) Exhibits.

The following exhibits are being filed herewith:

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EXHIBIT
 NUMBER                                 DESCRIPTION
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
2.1 Agreement and Plan of Merger, dated as of March 4, 2006, among BellSouth Corporation, AT&T Inc., and ABC Consolidation Corp. (incorporated by reference to Exhibit 2.1 to AT&T Inc.'s Current Report on Form 8-K filed on March 6, 2006)

4.1 Third Supplemental Indenture by and among New Cingular Wireless Services, Inc. (f/k/a AT&T Wireless Services, Inc.), Cingular Wireless LLC, Cingular Wireless II, LLC (f/k/a Cingular Wireless II, Inc.), AT&T Inc, and U.S. Bank National Association, dated as of December 29, 2006, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.

4.2 Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002 (incorporated
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
          by reference to Exhibit 4.3 of New Cingular Wireless Services, Inc.'s (f/k/a AT&T Wireless Services, Inc.) Form 10-Q for the quarterly period ended March 31, 2002).

4.3       Guarantee of certain obligation of BellSouth Corporation

23.1 Consent of PricewaterhouseCoopers LLP (Atlanta, Georgia), Independent Registered Public Accounting Firm for BellSouth Corporation

23.2 Consent of Ernst & Young LLP (Atlanta, Georgia), Independent Registered Public Accounting Firm for Cingular Wireless LLC

23.3 Consent of PricewaterhouseCoopers LLP (Seattle, Washington), Independent Registered Public Accounting Firm for Omnipoint Facilities Network II, LLC

99.1 Letter from AT&T to the Federal Communications Commission, filed December 28, 2006 (FCC Docket No. 06-74)

99.2 The audited consolidated balance sheets of BellSouth Corporation as of December 31, 2005 and December 31, 2004 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders' equity and comprehensive income of BellSouth Corporation for each of the three years in the period ended December 31, 2005, and the notes related thereto (incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006)

99.3 The Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP (Atlanta, Georgia), dated February 27, 2006, relating to the BellSouth financial statements, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting (incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006)

99.4 The Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, dated February 24, 2006, with respect to the consolidated financial statements of Cingular Wireless LLC (incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006)

99.5 The unaudited consolidated balance sheets of BellSouth Corporation as of September 30, 2006 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders' equity and comprehensive income of BellSouth Corporation for the period ended September 30, 2006, and the notes related thereto (incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed November 17, 2006)


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AT&T INC.


                                        By: /s/ James S. Kahan
                                            ------------------------------------
                                        Name: James S. Kahan
                                        Title: Senior Executive Vice President--
                                               Corporate Development

Date: December 29, 2006

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                                  EXHIBIT INDEX

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
EXHIBIT
 NUMBER                                 DESCRIPTION
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
2.1 Agreement and Plan of Merger, dated as of March 4, 2006, among BellSouth Corporation, AT&T Inc., and ABC Consolidation Corp. (incorporated by reference to Exhibit 2.1 to AT&T Inc.'s Current Report on Form 8-K filed on March 6, 2006)

4.1 Third Supplemental Indenture by and among New Cingular Wireless Services, Inc. (f/k/a AT&T Wireless Services, Inc.), Cingular Wireless LLC, Cingular Wireless II, LLC (f/k/a Cingular Wireless II, Inc.), AT&T Inc, and U.S. Bank National Association, dated as of December 29, 2006,to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.

4.2 Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002 (incorporated by reference to Exhibit 4.3 of New Cingular Wireless Services, Inc.'s (f/k/a AT&T Wireless Services, Inc.) Form 10-Q for the quarterly period ended March 31, 2002).

4.3       Guarantee of certain obligation of BellSouth Corporation

23.1 Consent of PricewaterhouseCoopers LLP (Atlanta, Georgia), Independent Registered Public Accounting Firm for BellSouth Corporation

23.2 Consent of Ernst & Young LLP (Atlanta, Georgia), Independent Registered Public Accounting Firm for Cingular Wireless LLC

23.3 Consent of PricewaterhouseCoopers LLP (Seattle, Washington), Independent Registered Public Accounting Firm for Omnipoint Facilities Network II, LLC

99.1 Letter from AT&T to the Federal Communications Commission, filed December 28, 2006 (FCC Docket No. 06-74)

99.2 The audited consolidated balance sheets of BellSouth Corporation as of December 31, 2005 and December 31, 2004 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders' equity and comprehensive income of BellSouth Corporation for each of the three years in the period ended December 31, 2005, and the notes related thereto (incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006)

99.3 The Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP (Atlanta, Georgia), dated February 27, 2006, relating to the BellSouth financial statements, management's assessment of the effectiveness of internal control over financial reporting and the
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
          effectiveness of internal control over financial reporting (incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006)

99.4 The Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, dated February 24, 2006, with respect to the consolidated financial statements of Cingular Wireless LLC (incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed May 11, 2006)

99.5 The unaudited consolidated balance sheets of BellSouth Corporation as of September 30, 2006 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders' equity and comprehensive income of BellSouth Corporation for the period ended September 30, 2006, and the notes related thereto (incorporated by reference to Exhibit 99.2 of AT&T Inc.'s Current Report on Form 8-K filed November 17, 2006)

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